Line of Credit	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Line of Credit	Line of Credit
The Account has a senior revolving unsecured line of credit with a syndicate of third-party bank lenders, including JPMorgan Chase Bank, N.A. (“Credit Agreement”) with a maximum total commitment of $500.0 million. Draws against the Credit Agreement can take the form of Eurodollar Loans or Alternate Base Rate Loans (“ABR Loans”). Eurodollar Loans and ABR Loans require a minimum funding of $5.0 million. The Account previously held an unused, stand-alone, $500.0 million unsecured line of credit scheduled to mature in August 2021 that was terminated in May 2021.
Eurodollar Loans are issued for a term of twelve months or less and bear interest during the period (“Interest Period”) at a rate equal to the Adjusted London Interbank Offered Rate (“Adjusted LIBOR”) plus a spread (the “Eurodollar Applicable Rate”), with the spread dependent upon the leverage ratio of the Account. Adjusted LIBOR is calculated by multiplying the Statutory Reserve Rate, as determined by the Federal Reserve Board for Eurodollar liabilities, by LIBOR, as determined by the Intercontinental Exchange on the date of issuance that corresponds to the length of the Interest Period. The Account may prepay Eurodollar Loans at any time during the life of the loan without penalty. The Account is limited to five active Eurodollar Loans on the Credit Agreement; however, the
Account may retire and initiate new Eurodollar Loans without restriction so long as the total number of loans in active status does not exceed the limit.
ABR Loans are issued for a specific length of time and bear interest at a rate equal to the highest rate among the following calculations plus a spread (the "ABR Applicable Rate"), with the spread dependent on the leverage ratio of the Account: (i) the Prime Rate on the date of issuance, with the Prime Rate being defined as the rate of interest last quoted by the Wall Street Journal as the Prime Rate; (ii) the Federal Reserve Bank of New York (“NYFRB”) rate as provided by the NYFRB on the date of issuance plus 0.5%; or (iii) the Adjusted LIBOR rate plus 1.0%. The Account may prepay ABR Loans at any time during the life of the loan without penalty.
For the years ended December 31, 2021 and 2020, expenses charged to the Account related to the Credit Agreements were $2.5 million and $4.9 million, respectively. As of December 31, 2021, the Account was in compliance with all covenants required by the Credit Agreement.
The following table provides a summary of the key characteristics of the Credit Agreement as of December 31, 2021:

Current Balance	$500.0
Maximum Capacity (in millions)	$500.0
Inception Date	September 20, 2018
Maturity Date	September 20, 2022	(1)
Extension Option	Yes	(1)
Eurodollar Applicable Rate Range	0.85% - 1.05%
ABR Applicable Rate Range	0.85% - 1.05%
Unused Fee(2)	0.20% per annum
(1)On July 16, 2021, the Account exercised its option to extend the commitment terms until September 20, 2022, with one consecutive twelve month extension option remaining. The Account may request an additional $250.0 million in commitments from the lenders at any time; however, this request is subject to approval at the sole discretion of the lenders and is not a guarantee that an expansion beyond the original $500.0 million commitment will be granted.
(2)The Account is charged a fee on the unused portion of the Credit Agreement.